Short-Term Investment	12 Months Ended
Dec. 31, 2025
Disclosure Text Block Supplement [Abstract]
SHORT-TERM INVESTMENT

NOTE 9 – SHORT-TERM INVESTMENT

The Company’s short-term investments primarily consist of structured products and money market funds. These investments are recorded at fair value, with changes in fair value recognized in earnings (or other comprehensive income, as applicable).

The following table sets forth the financial instruments, measured at fair value, by level within the fair value hierarchy as of December 31, 2025.

	Balance at December 31, 2025	Quoted Prices in Active Market for Identical Assets (Level l)	Significant Other Observable (Level 2)	Significant unobservable Inputs (Level 3)
Short-term investments:
Structured Products	4,537,044		4,537,044

The structured products held by the Company do not have quoted prices for identical assets in active markets and therefore are generally not classified within Level 1 of the fair value hierarchy. The fair values of these wealth management products are primarily determined based on quotes or net asset values provided by the issuing banks, with reference to observable yields, market interest rates, and market inputs for similar products. These inputs are directly or indirectly observable in the marketplace, and the Company does not rely on significant unobservable inputs to estimate their fair values. Accordingly, the Company believes that the fair value measurements of these wealth management products are consistent with the characteristics of Level 2 inputs under the fair value hierarchy and classifies them within Level 2. If, in the future, certain wealth management products lack bank quotes, published net asset values, or other observable market inputs, and their valuations rely primarily on significant unobservable assumptions, the Company will reassess their classification within the fair value hierarchy.